FOR IMMEDIATE RELEASE

Financial Contact: Mike Knapp IDT Investor Relations Phone: (408) 284-6515 E-mail: mike.knapp@idt.com	Press Contact: Carolyn Robinson IDT Worldwide Marketing Phone: (408) 284-8200 E-mail: carolyn.robinson@idt.com

IDT REPORTS CONTINUED FINANCIAL STRENGTH IN FISCAL Q3 2010

Third Consecutive Quarter of Revenue Growth
Strong Execution Leads to Gross Margin Improvement

SAN JOSE, Calif., Jan. 26, 2010 -  IDT (Integrated Device Technology, Inc.; NASDAQ: IDTI), a leading provider of essential mixed signal semiconductor solutions that enrich the digital media experience, today announced results for the fiscal third quarter ended December 27, 2009.
    "Fiscal Q3 2010 marked our third consecutive quarter of revenue growth and improved operating performance," said Dr. Ted Tewksbury, president and CEO of IDT.  "Revenue from new product lines represented approximately 15 percent of our total revenue, up from 10 percent in the prior quarter as sales of audio, PCI Express and display solutions all grew double digits sequentially.  In addition, we experienced healthy growth in our core timing solutions for communications and computing.  Gross margin was better than we initially anticipated driven by improved product mix and increased fab utilization, and our operating expenses were down over $2 million from the prior quarter as we continue to maintain tight cost controls.  All of these improvements allowed us to deliver financial results that were better than we originally expected and provide further evidence that our analog-intensive mixed-signal solutions emphasis, combined with strong execution, will deliver long term value for our shareholders."
Recent Highlights
Recently, IDT announced:

It acquired Mobius Microsystems, the leader in precision CMOS harmonic oscillator technology.
It divested its Micro Networks business to Spectrum Control, Inc.
Its first precision temperature sensors targeted at Double Data Rate 2 and 3 (DDR2 and DDR3) memory modules, Solid State Disks (SSD) and computing motherboards.
It expanded its signal integrity product line with the introduction of a new family of repeater devices for SAS/SATA 6G, PCI Express Gen2 (PCIe),Serial RapidIO and USB3.0.
The IDT PureTouchTM capacitive touch controller has been selected by Gionee Communication, a leading China handset provider, for use in its slider-style mobile phone.
The IDT ViewXpandTM DisplayPortTM Cbased multimonitor solution was selected by EDN Magazine for inclusion in its Hot 100 Products of 2009.
The next generation HQV Benchmark 2.0 DVD for testing and evaluating the quality of a wide variety of video and display products.
It has appointed Mr. Paul Rolls to be Senior Vice President of Worldwide Sales and Marketing.

The following highlights the Company financial performance on both a GAAP and non-GAAP basis.  The GAAP results include certain costs, charges, gains and losses in accordance with GAAP which are excluded from non-GAAP results based on management determination that they are not directly reflective of on-going operations.  Non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies.  Non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP.  A complete reconciliation of GAAP to non-GAAP results is attached to this press release.

Revenue for the fiscal third quarter of 2010 was $142.5 million, compared with $167.1 million reported in the same period one year ago.

GAAP net loss for the fiscal third quarter of 2010 was $7.4 million or a loss of $0.04 per diluted share, versus a GAAP net loss of $345.3 million or a loss of approximately $2.06 per diluted share in the same period one year ago.  Fiscal third quarter 2010 GAAP results include $17.3 million in acquisition and divestiture related charges of which $13.2 million is related to the fair value adjustment to acquired inventory that was sold during the quarter and amortization of acquisition related intangibles, $4.2 million of stock-based compensation and $3.1 million in restructuring related charges.

Non-GAAP net income for the fiscal third quarter of 2010 was $17.3 million or $0.10 per diluted share, compared with non-GAAP net income of $30.1 million or $0.18 per diluted share reported in the same period one year ago.

GAAP gross profit for the fiscal third quarter of 2010 was $59.7 million, compared with GAAP gross profit of $69.7 million in the same period one year ago.  Non-GAAP gross profit for the fiscal third quarter of 2010 was $72.8 million, compared with non-GAAP gross profit of $84.0 million reported in the same period one year ago.

GAAP R&D expense for the fiscal third quarter of 2010 was $38.3 million, compared with GAAP R&D expense of $37.2 reported in the same period one year ago.  Non-GAAP R&D expense for the fiscal third quarter of 2010 was $34.6 million, compared with Non-GAAP R&D of $32.7 million in the same period one year ago.

GAAP SG&A expense for the fiscal third quarter of 2010 was $24.8 million, compared with GAAP SG&A expense of $30.9 million in the same period one year ago.  Non-GAAP SG&A expense for the fiscal third quarter of 2010 was $21.0 million, compared with non-GAAP SG&A expense of $22.4 million in the same period one year ago.

Webcast and Conference Call Information
Investors can listen to a live or replay webcast of the Company quarterly financial conference call at http://www.IDT.com.  The live webcast will begin at 1:15 p.m. Pacific time on January 26, 2010.  The webcast replay will be available after 5:00 p.m. Pacific time on January 26, 2010.
Investors can also listen to the live call at 1:30 p.m. Pacific time on January 26, 2010 by calling (800) 230-1096 or (612) 288-0329.  The conference call replay will be available after 5:00 p.m. Pacific time on January 26, 2010 through 11:59 p.m. Pacific time on February 5, 2010 at (800) 475-6701 or (320) 365-3844.  The access code is 140583.
About IDT
With the goal of continuously improving the digital media experience, IDT integrates its fundamental semiconductor heritage with essential innovation, developing and delivering low-power, mixed signal solutions that solve customer problems. Headquartered in San Jose, Calif., IDT has design, manufacturing and sales facilities throughout the world. IDT stock is traded on the NASDAQ Global Select Stock Market under the symbol "IDTI". Additional information about IDT is accessible at www.IDT.com.
Forward Looking Statements
Investors are cautioned that forward-looking statements in this release, including but not limited to statements regarding demand for Company products, customer ordering patterns, channel inventory, anticipated trends in Company sales, expenses and profits, and macroeconomic conditions involve a number of risks and uncertainties that could cause actual results to differ materially from current expectations.  Risks include, but are not limited to, global business and economic conditions, fluctuations in product demand, manufacturing capacity and costs, inventory management, competition, pricing, patent and other intellectual property rights of third parties, timely development and introduction of new products and manufacturing processes, dependence on one or more customers for a significant portion of sales, successful integration of acquired businesses and technology, availability of capital, cash flow and other risk factors detailed in the Company's Securities and Exchange Commission filings.  The Company urges investors to review in detail the risks and uncertainties in the Company's Securities and Exchange Commission filings, including but not limited to the Annual Report on Form 10-K for the fiscal year ended March 29, 2009.  All forward-looking statements are made as of the date of this release and the Company disclaims any duty to update such statements.

Non-GAAP Reporting
The Company presents non-GAAP financial measures because the financial community uses non-GAAP results in its analysis and comparison of historical results and projections of the Company's future operating results. These non-GAAP results exclude impairment charges, acquisition-related charges, share-based compensation expense and certain other expenses and benefits.  Management uses these non-GAAP measures to manage and assess the profitability of the business.  These non-GAAP results are also consistent with another way management internally analyzes IDT''s results and may be useful.  The Company has reconciled such non-GAAP results to the most directly comparable GAAP financial measures in the financial tables at the end of this press release.
Reference to these non-GAAP results should be considered in addition to results that are prepared under general accepted accounting standards in the United States, but should not be considered a substitute for results that are presented in accordance with GAAP. It should also be noted that IDT's non-GAAP information may be different from the non-GAAP information provided by other companies.

###

IDT, HQV, PureTouch, ViewXpand and the IDT logo are trademarks or registered trademarks of Integrated Device Technology, Inc. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)

	Three months ended		Nine months ended
	Dec. 27, 2009	Dec. 28, 2008	Dec. 27, 2009	Dec. 28, 2008
Revenues	$142,480	$167,079	$397,938	$555,828
Cost of revenues	82,751	97,410	239,913	314,547

Gross profit	59,729	69,669	158,025	241,281

Operating expenses:
Research and development	38,316	37,247	116,086	122,398
Selling, general and administrative	24,754	30,879	80,851	96,055
Acquired in-process research and development	--	5,597	--	5,597
Goodwill and acquisition-related intangible assets impairment	--	339,051	--	339,051

Total operating expenses	63,070	412,774	196,937	563,101

Operating loss	(3,341)	(343,105)	(38,912)	(321,820)

Gain (loss) on divestiture	(4,461)	--	78,286	--
Other-than-temporary impairment loss on investments	--	(3,000)	--	(3,000)
Interest income and other (expense), net	597	(1,150)	3,221	699
Interest expense	(15)	(14)	(45)	(47)

Income (loss) before income taxes	(7,220)	(347,269)	42,550	(324,168)
Provision (benefit) for income taxes	147	(2,010)	3,498	262

Net income (loss)	$(7,367)	$(345,259)	$39,052	$(324,430)

Basic net income (loss) per share	$(0.04)	$(2.06)	$0.24	$(1.92)
Diluted net income (loss) per share	$(0.04)	$(2.06)	$0.24	$(1.92)

Weighted average shares:
Basic	165,954	167,412	165,658	169,354
Diluted	165,954	167,412	166,114	169,354

INTEGRATED DEVICE TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP
(Unaudited)
(in thousands)

	Three Months Ended			Six Months Ended
	Dec. 27,	Sept. 28,	Dec. 28,	Dec. 27,	Dec. 28,
	2009	2009	2008	2009	2008
GAAP Net Income (Loss)	$(7,367)	$60,540	$(345,259)	$39,052	$(324,430)
GAAP Diluted Net Income (Loss) Per Share	$(0.04)	$0.36	$(2.06)	$0.24	$(1.92)
Acquisition and Divestiture Related:
Amortization of acquisition related intangibles	4,803	6,109	19,652	16,131	61,104
Acquisition related costs (1)	(254)	353	(2)	3,692	(8)
(Gain) loss on divestiture of NWD assets	4,461	(82,747)	-	(78,286)	-
Acquired in-process research and development	-	-	5,597	-	5,597
Goodwill and acquisition-related intangible assets impairment	-	-	339,051	-	339,051
Other-than-temporary impairment of investment (2)	-	-	3,000	-	3,000
Assets impairment	(149)	-	-	1,853	-
Fair market value adjustment to acquired inventory sold	8,421	7,634	-	16,055	-
Restructuring Related:
Severance and retention costs	2,297	14,021	597	17,797	1,902
Facility closure costs (3)	23	13	50	59	145
Fabrication production transfer costs	783	322	-	1,105	-
Other:
Compensation expense (benefit) compensation plan (4)	521	1,112	(1,895)	2,522	(2,610)
Loss (gain) on deferred compensation plan securities (4)	(510)	(1,111)	1,929	(2,497)	2,618
Stock-based compensation expense	4,163	3,919	9,012	12,342	25,783
Tax effects of Non-GAAP adjustments (5)	136	2,028	(1,604)	3,172	430
Non-GAAP Net Income	$17,328	$12,193	$30,128	$32,997	$112,582
Non-GAAP Diluted Net Income Per Share	$0.10	$0.07	$0.18	$0.20	$0.66
Weighted average shares:
Basic	165,954	165,591	167,412	165,658	169,354
Diluted	166,501	166,075	167,438	166,114	169,554

GAAP gross profit	59,729	51,131	69,669	158,025	241,281
Acquisition and Divestiture Related:
Amortization of acquisition related intangibles	2,996	4,262	13,639	11,178	42,980
Assets impairment	(216)	-	-	1,786	-
Fair market value adjustment to acquired inventory sold	8,421	7,634	-	16,055	-
Restructuring Related:
Severance and retention costs	386	5,708	143	6,149	799
Facility closure costs (3)	9	4	15	21	43
Fabrication production transfer costs	783	322	-	1,105	-
Other:
Compensation expense (benefit) deferred compensation plan (4)	73	156	(265)	353	(364)
Stock-based compensation expense	630	995	787	2,251	2,757
Non-GAAP gross profit	72,811	70,212	83,988	196,923	287,496

GAAP R&D Expenses:	38,316	41,455	37,247	116,086	122,398
Acquisition and Divestiture Related:
Amortization of acquisition related intangibles	-	-	(19)	-	(57)
Acquisition related costs (1)	-	-	2	2	6
Restructuring Related:
Severance and retention costs	(1,190)	(2,057)	(454)	(4,177)	(914)
Facility closure costs (3)	(11)	(5)	(28)	(27)	(81)
Other:
Compensation expense (benefit) deferred compensation plan (4)	(281)	(600)	1,023	(1,361)	1,406
Stock-based compensation expense	(2,246)	(2,930)	(5,101)	(7,921)	(15,0402)
Non-GAAP R&D Expenses	34,588	35,863	32,670	102,602	107,356

GAAP SG&A Expenses:	24,754	30,662	30,879	80,851	96,055
Acquisition and Divestiture Related:
Amortization of acquisition related intangibles	(1,807)	(1,847)	(5,994)	(4,953)	(18,067)
Acquisition related costs (1)	254	(353)	-	(3,694)	2
Restructuring Related:
Severance and retention costs	(721)	(6,256)	(7)	(7,471)	(189)
Facility closure costs (3)	(3)	(4)	-	(11)	(21)
Other:
Compensation expense (benefit) deferred compensation plan (4)	(167)	(356)	607	(808)	840
Stock-based compensation expense	(1,287)	6	(3,124)	(2,170)	(7,624)
Non-GAAP SG&A Expenses	21,023	21,852	22,361	61,744	70,996

GAAP Interest Income and Other (Expense), Net	582	1,188	(1,164)	3,176	652
Loss (gain) on deferred compensation plan securities (4)	(510)	(1,111)	1,929	(2,497)	2,618
Assets impairment	67		-	67	-
Non-GAAP Interest Income and Other (Expense), Net	139	77	765	746	3,270

GAAP Provision (Benefit) for Income Taxes	147	2,409	(2,010)	3,498	262
Tax effects of Non-GAAP adjustments (5)	(136)	(2,028)	1,604	(3,172)	(430)
Non-GAAP Provision (Benefit) for Income Taxes	11	381	(406)	326	(168)

(1)  Consists of costs incurred in connection with merger and acquisition-related activities, including legal and accounting fees.

(2)  Consists of an other-than-temporary impairment charge related to our investment in non-marketable equity security.

(3)  Consists of ongoing costs associated with the exit of our leased facilities.

(4)  Consists of gains and losses on marketable equity securities related to our deferred compensation arrangements and the changes in the fair value of the assets in a separate trust that is invested in Corporate owned life insurance under our deferred compensation plan.

(5) Consists of the tax effects of non-GAAP adjustments related to acquisitions and stock-based compensation expense.

INTEGRATED DEVICE TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands)

	Dec. 27, 2009	Mar. 29, 2009
Assets
Current assets:
Cash and cash equivalents	$188,715	$136,036
Short-term investments	190,057	160,037
Accounts receivable	61,065	54,894
Inventories	49,343	69,722
Deferred tax assets	1,696	1,696
Prepayments and other current assets	22,765	19,881

Total current assets	513,641	442,266

Property, plant and equipment, net	69,407	71,561
Goodwill	101,184	89,404
Acquisition-related intangibles, net	50,882	50,509
Other assets	24,986	24,627

Total assets	$760,100	$678,367

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$32,224	$25,837
Accrued compensation and related expenses	15,940	18,820
Deferred income on shipments to distributors	19,505	16,538
Income taxes payable	3,080	457
Other accrued liabilities	27,647	21,206

Total current liabilities	98,396	82,858

Deferred tax liabilities	3,467	3,220
Long-term income tax payable	21,066	20,907
Other long-term obligations	25,778	14,314
Total liabilities	148,707	121,299

Total stockholders' equity	611,393	557,068

Total liabilities and stockholders' equity	$760,100	$678,367